Exhibit 99.B(n)(1)(i)

AMENDED SCHEDULE A

to the

SECOND AMENDED AND RESTATED PLAN

PURSUANT TO RULE 18f-3

Classes
Funds	Adviser	Service	Initial	T
ING American Century Large Company Value Portfolio	X	X	X
ING American Century Small-Mid Cap Value Portfolio	X	X	X
ING Baron Asset Portfolio	X	X	X
ING Baron Small Cap Growth Portfolio	X	X	X
ING Columbia Small Cap Value II Portfolio	X	X	X
ING Davis Venture Value Portfolio	X	X	X
ING Fidelity® VIP Contrafund® Portfolio	X	X	X
ING Fidelity® VIP Equity-Income Portfolio	X	X	X
ING Fidelity® VIP Growth Portfolio	X	X	X
ING Fidelity® VIP Mid Cap Portfolio	X	X	X
ING Fundamental Research Portfolio	X	X	X
ING Index Solution 2015 Portfolio	X	X	X	X
ING Index Solution 2025 Portfolio	X	X	X	X
ING Index Solution 2035 Portfolio	X	X	X	X
ING Index Solution 2045 Portfolio	X	X	X	X
ING Index Solution Income Portfolio	X	X	X	X
ING JPMorgan International Portfolio	X	X	X
ING JPMorgan Mid Cap Value Portfolio	X	X	X
ING Legg Mason Partners Aggressive Growth Portfolio	X	X	X
ING Legg Mason Partners Large Cap Growth Portfolio	X	X	X
ING Lord Abbett U.S. Government Securities Portfolio	X	X	X
ING Neuberger Berman Partners Portfolio	X	X	X
ING Neuberger Berman Regency Portfolio	X	X	X
ING OpCap Balanced Value Portfolio	X	X	X
ING Oppenheimer Global Portfolio	X	X	X
ING Oppenheimer Strategic Income Portfolio	X	X	X
ING PIMCO Total Return Portfolio	X	X	X
ING Pioneer High Yield Portfolio	X	X	X
ING Solution 2015 Portfolio	X	X	X	X
ING Solution 2025 Portfolio	X	X	X	X
ING Solution 2035 Portfolio	X	X	X	X
ING Solution 2045 Portfolio	X	X	X	X
ING Solution Growth and Income Portfolio	X	X	X
ING Solution Growth Portfolio	X	X	X

Classes
Funds	Adviser	Service	Initial	T
ING Solution Income Portfolio	X	X	X	X
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	X	X	X
ING T. Rowe Price Growth Equity Portfolio	X	X	X
ING Templeton Foreign Equity Portfolio	X	X	X
ING Thornburg Value Portfolio	X	X	X
ING UBS U.S. Large Cap Equity Portfolio	X	X	X
ING UBS U.S. Small Cap Growth Portfolio	X	X	X
ING Van Kampen Comstock Portfolio	X	X	X
ING Van Kampen Equity and Income Portfolio	X	X	X

Effective Date:  January 31, 2008